UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007

ARROW INTERNATIONAL, INC
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	0-20212 (Commission File Number)	23-1969991 (I.R.S. Employer Identification No.)

2400 Bernville Road, Reading, Pennsylvania, 19605
(Address of principal executive offices) (Zip Code)
(610) 378-0130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10: SEPARATION AGREEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On June 18, 2007, in connection with the termination on May 31, 2007 of James T. Hatlan as Senior Vice President of Manufacturing of Arrow International, Inc. (the “Company”), the Company and Mr. Hatlan executed a Separation Agreement under which Mr. Hatlan will receive certain severance benefits and be bound by certain restrictive covenants. A copy of the Separation Agreement is attached hereto as Exhibit 10 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10	Separation Agreement between James T. Hatlan and Arrow International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW INTERNATIONAL, INC.
Date: June 22, 2007	By:	/s/ John Long
John Long
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10	Separation Agreement between James T. Hatlan and Arrow International, Inc.